Subsequent Events (FY)	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events
15.	Subsequent Events

The Company considers events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or identify matters that require additional disclosures. The Company has evaluated subsequent events through June 21, 2021, which is the date the financial statements were available to be issued. Except as otherwise noted below, the company is not aware of any subsequent events which would require recognition or disclosure in the financial statements.

On January 12, 2021, the Company repaid in full the principal balance on the Initial Term Loan of $44.7 million, and extinguished all commitments under the Revolving Facility and Delayed Draw Term Loan. As part of terminating the 2020 Financing Agreement, the company paid a prepayment penalty of $1.6 million to the Lenders.

Closing of Business Combination, Accounted for as a Reverse Recapitalization

On January 12, 2021, Billtrust consummated the previously announced Business Combination pursuant to the Agreement dated October 18, 2020 and amended as of December 13, 2020. Approximately $25 million of success based fees (of which approximately $8 million was paid by Billtrust), and approximately $7 million of transaction costs were incurred and paid at closing (of which approximately $2 million was paid by Billtrust). As a result of the BCA, Billtrust stockholders received aggregate consideration with a value equal to $1,190 million, which consists of:

i.
Approximately $90 million in cash to certain Billtrust shareholders who elected to receive cash for shares of Billtrust common stock at Closing of the Business Combination, accounted for as a reverse recapitalization, and

ii.
Approximately $1,099 million in South Mountain Class A Common Stock and South Mountain Class C Common Stock at Closing of the Business Combination, accounted for as a reverse recapitalization, or 109,944,090 shares (including 15,175,967 shares issuable pursuant to outstanding vested and unvested options from the 2003 and 2014 Plans), converted at an exchange ratio of 7.228266 shares per share of Legacy Billtrust common stock) based on an assumed share price of $10.00 per share. South Mountain Merger Corp. was renamed BTRS Holdings Inc.

As of the completion of the Business Combination on January 12, 2021, the merged companies - BTRS Holdings Inc. and subsidiaries, had the following outstanding securities:

i.
Approximately 138,728,373 shares of Class 1 common stock, including 2,375,000 shares to prior South Mountain shareholders that are subject to the vesting and forfeiture provisions based upon the same share price targets described below in the Earnout Consideration section below. During the first quarter of 2021, all of these shares were vested,

ii.	Approximately 6,537,735 shares of Class 2 common stock,

iii.	12,500,000 warrants, each exercisable for one share of Class 1 common stock at a price of $11.50 per share (the “Warrants”),

iv.	In connection the Merger, each issued and outstanding South Mountain Class A and Class B share was converted into 1.0 shares of Class 1 common stock of the Company, and

v.	In connection with the Merger, all 6,954,500 private placement warrants of South Mountain were cancelled and are no longer outstanding.

Upon the closing of the Business Combination, the Company’s certificate of incorporation was amended and restated to, among other things, (1) increase the total number of authorized shares of capital stock to 575,000,000 shares, of which 538,000,000 shares were designated Class 1 common stock, (2) 27,000,000 shares were designated Class 2 common stock, and (3) 10,000,000 shares were designated preferred stock (“New Preferred Stock”). No new Preferred Stock has been issued or is outstanding, inclusive of the years ended December 31, 2020 and 2019.

In connection with the Closing, 9,005,863 shares of common stock were repurchased for cash from Legacy Billtrust shareholders (after conversion) at a price per share of $10.00. Additionally, in connection with a previous loan agreement in July 2014, the Company issued a lender a warrant to purchase shares of the Company’s Series C Preferred stock. In connection with the Merger, the warrant was exercised and converted into shares of Class 1 common stock.

Earnout Consideration

Following the closing of the Merger, holders of Billtrust common stock (including all redeemable preferred shareholders whose shares were converted into common stock at the closing of the Merger) and holders of stock options and restricted stock pursuant to the 2003 Plan and the 2014 Plan (as defined in the BCA, as amended) had the contingent right to receive, in the aggregate, up to 12,000,000 shares of common stock if, from the closing of the Merger until the fifth anniversary thereof, the average closing price of BTRS Holdings Inc. common stock exceeds certain thresholds. The first issuance of 6,000,000 earnout shares is based on the volume-weighted average price of Common Stock exceeding $12.50 for any 20 trading days within any 30 trading day period (the “First Earnout”). The second issuance of 6,000,000 earnout shares is based on the volume weighted average price of Common Stock exceeding $15.00 for any 20 trading days within any 30 trading day period (the “Second Earnout”).

Subsequent to the closing of the Merger, the earnout price of the common stock was met, and 10,917,736 shares of common stock associated with the attainment of the First Earnout and the Second Earnout thresholds were issued in the first quarter of 2021 (the “Earnout Shares”).

The difference in the Earnout Shares issued and the aggregate amounts defined in the Merger Agreement are primarily attributable to 836,208 unissued shares reserved for future issuance to holders of unvested options in the form of restricted stock units (the “Earnout RSU's”), which are subject to the same vesting terms and conditions as the underlying unvested stock options, and are not replacement awards. Additionally, approximately 246,056 shares of common stock were withheld from employees to satisfy the mandatory tax withholding requirements.

Additionally, the prior holders of South Mountain stock agreed that of their existing issued and outstanding shares of Class 1 common stock as of the Closing, 2.375 million shares would be subject to vesting conditions based upon the same price milestones in the First Earnout (1.1875 million shares) and Second Earnout (1.1875 million shares) as discussed above. The share price targets were achieved in the first quarter of 2021.